SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

The TCW Galileo European Growth Equities Fund is closed to new investors and additional share purchases effective December 14, 2004.

December 13, 2004

GALiip1204